Corporate Overview July 20, 2020 Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, our ability to maintain regulatory approval for ANJESO®, our ability to successfully commercialize ANJESO®; the acceptance of ANJESO® by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO®, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO®, our ability to raise future financing for continued product development and ANJESO® commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO®, our ability to achieve our financial goals; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation is intended to be non-promotional and for investor discussion purposes only. Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Company Highlights ANJESO® (meloxicam) injection* Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics Significant Potential Commercial Opportunity Commercial launch June 2020 Additional pipeline candidates in clinical stage development for acute care settings Baudax Cash position – $38.3 million as of March 31, 2020 $50 million credit facility secured in May 2020; $10 million drawn Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise Experienced management team with significant commercial, development, and regulatory experience Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com * Limitation of Use: Because of delayed onset of analgesia, ANJESO® alone is not recommended for use when rapid onset of analgesia is required.

Experienced Management & Launch Leadership Team Ryan Lake – Chief Financial Officer 20 years of senior financial and life sciences leadership experience – Recro Pharma (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY), Deloitte Stewart McCallum, MD – Chief Medical Officer Board certified Urologist (Stanford & Weill Cornell) with 13 years of industry experience at Recro Pharma and GSK Jyrki Mattila, M.D., Ph.D – EVP, Business Development Over 30 years of BD and general management experience – Recro, Lipocine, iCeutica, LZ Therapeutics, Auxilium & Orion John Harlow – EVP and Chief Commercial Officer Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen Greg Gangemi – Vice President, Sales, Trade & Market Access Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix Janeese Carter – Senior Director, Marketing Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth Paul Baddeley – Senior Director, Commercial Operations 20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo Gerri Henwood – President and CEO Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK

Highlights

ANJESO® (meloxicam) injection Overview Proprietary non-opioid, long-acting IV form Incorporates Alkermes’ NanoCrystal® technology Once daily, long-acting, preferential COX-2 inhibitor for moderate to severe acute pain Commercial Launch Underway Receipt of Unique C-Code and pass-through payment status effective July 1, 2020 Signed contract with a top 3 IDN and GPO; others in-process Orange Book Listed patents run until 2030 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia ANJESO® (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Up to 24-hour pain relief Demonstrated Safety & Tolerability COX-2 Preferential IV NSAID* Once-daily IV push Efficacy in orthopedic & soft tissue procedures Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols Ready-to-use, no reconstitution or refrigeration

ANJESO® Evaluated in Three Phase 3 Studies

Study Population[a]	ANJESO 30 mg	Placebo	Primary Endpoint	Outcome
Bunionectomy[1]	n=100	n=101	SPID48*	31% greater pain reduction vs placebo (p=0.0034)
Abdominoplasty[2]	n=110	n=109	SPID24*	17% greater pain reduction vs placebo (p=0.0145)
Safety study; multiple hard & soft tissue procedures[3]	n=538	n=183	Safety, including number of patients with adverse events up to 28 days after dosing	Adverse Events comparable to placebo

*SPID (Sum of Pain Intensity Differences) is calculated by the sum of the difference between current pain and baseline pain at each post-dose time point. SPID48 = summed pain intensity difference from 0-48 hours, SPID24 = summed pain intensity difference from 0-24 hours. [a]All studies completed with efficacy, safety and opioid reduction data.

1. Pollak RA et al. Clin J Pain. 2018;34(10):918-926. 2. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846. 3. Bergese SD et al. Clin Pharmacol Drug Dev. 2019;8(8) 1062-1072.

8

BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

Source: ANJESO Prescribing Information ANJESO® Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo-Controlled Phase 3 Clinical Trials occurring in ≥2% of Patients Treated with ANJESO® and at a greater frequency than Placebo ANJESO 30 mg (n=748) Placebo (n=393) % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma-Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) Anemia 18 (2.4%) 4 (1.0%) ANJESO (n=748)

Two Phase 3b Health Economic Studies Completed with Preoperative Administration of ANJESO®

Study Population[1]	ANJESO® 30 mg	Placebo	Primary Endpoint	Selection of Secondary Endpoints	Selection of Results[2]
Total Knee Arthroplasty (TKA)	n=93	n=88	Evaluate efficacy of preoperative* administration measured by total opioid consumption	Evaluate impact on pain control and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was associated with lower total costs >$2,000 during the hospital stay than patients in the placebo group
Bowel Resection Surgery	n=27	n=28	Evaluate safety and tolerability of preoperative* administration	Evaluate impact on hospital LOS, opioid consumption and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was well tolerated and decreased mean LOS by 1.2 days (3.2 vs 4.4 days)

* Preoperative dosing = ANJESO 30mg was administered prior to surgical incision (TKA) or 30 minutes prior to the start of surgery (bowel resection), then once-daily while in hospital until discharge or IV analgesic was no longer appropriate. 1. Studies completed with efficacy, safety, opioid reduction and healthcare resource utilization measures. 2. Data on file. Baudax Bio, Inc. Abstracts and publications pending. MMA = multimodal analgesia; LOS = length of stay

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

10

Source: ANJESO Prescribing Information. *Vial size approximately 16 X 34.5 mm ANJESO® (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Dosing and Administration Highlights Once-daily, IV bolus injection push over 15 seconds Administered as a 30-mg (1 mL) Available as a small* (2 mL) single dose vial Ready-to-use No reconstitution required Room temperature storage – no need to refrigerate When initiating ANJESO, monitor patient analgesic response. Because the median time to meaningful pain relief was 2 and 3 hours after ANJESO administration in two clinical studies, a non-NSAID analgesic with a rapid onset of effect may be needed, for example, upon anesthetic emergence or resolution of local or regional anesthetic blocks. Some patients may not experience adequate analgesia for the entire 24-hour dosing interval and may require administration of a short-acting, non-NSAID, immediate-release analgesic.

Commercial Opportunity

Large Opportunity Waiting For Non-Opioid Solutions: Market Can Be Targeted Efficiently & Effectively

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES*	11m	9m	2.2m	~22m Procedures
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other) General Surgery Colorectal			
TARGETED PROCEDURES	3.4m	6.9m	1.0m	~11.3m Procedures
TARGETED ACCOUNTS	~1,450 HOSPITALS		~550 ASCs	~2,000 Accounts

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax Bio
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com
13

ANJESO® Stated Shares in Market Surveys Remain Consistently Positive

Approximately 65% of MDs surveyed believe they would likely use ANJESO with stated procedure shares ranging from 39-52%



Anticipated Change in Share in PACU Setting
% of Surgeries[1]
Oral Opioids -6%
Fentanyl -6%
IV Opioids -13%
IV Ketorolac -7%
IV Ibuprofen -1%
IV Acetaminophen -3%
Local Injections 0%
ANJESO 26%



ANJESO Stated Share by Procedure Type –
% of Patients[2]
Knee & Shoulder Arthroscopy 46%
Total Hip Replacement 45%
Total Knee Replacement 47%
Other Orthopedic Procedures 40%
Hernia Repair 52%
Laproscopic Cholesysectomy 48%
Soft Tissue Procedures 39%
Bowel Resection and Other Colorectal Procedures 44%

*Product profile in surveys was fair balanced, based on clinical data and similar to final label. Stated shares do not account for possible access restrictions (i.e. special order, quantity limits, specific procedural prescribing, limitations by site of care, etc.) 1. December 2017 – Blinded, Third Party Market Research, n=462. 2. January 2020 – Blinded, Third Party Market Research, n=400. PACU = Post-Anesthesia Care Unit

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

14

Commercial Launch

ANJESO STOCKED IN MAJOR WHOLESALERS Wholesaler and Specialty Distributors agreements in place with product placed in forward distribution centers SECURING ACCESS TO GOV’T PROGAMS Pass through / C-code effective 7/1 and waiting for J-code (HCPCS) feedback (10/1/2020) VHA Interim and FSS contracts in place providing access to VA/DOD, Tricare, Medicare, FSS and 340b channels of business 95% OF HOSPITALS ARE GPO MEMBERS One GPO agreement signed and effective 7/1 Additional GPO agreements under review and evaluation KEY CUSTOMERS HAVE INTEREST Large national agreement went effective 7/1 and sales team focused on regional pull-through process Team focused on driving awareness and early usage at targeted accounts Early Progress Promising on Pull Through Opportunities Confidential. For Internal Use Only. WHOLESALERS GOVERNMENT FILINGS GPOs STRATEGIC CUSTOMERS

Field Engaging Customers In-Person & Virtually with Comprehensive Resources


Go With ANJESO

- Core Visual Aid
- Promotional Leave Behind
- Rep Inservice Deck
- Tabletop Panels
- Baudax Bio Brochure


Detail Aids & Collateral
Publication Resources
Market Access/ Reimbursement
Speaker Program

- Phase 3 Publication Flashcard
- Phase 3 Abdominoplasty Reprint
- Phase 3 Bunionectomy Reprint
- Phase 3 Safety Study Reprint
- Pharmacoeconomic Materials


Anjeso
Phase 3 Publications
Visit ANJESO.com to learn more


Anjeso
MEDICARE

- Site specific billing resources
- Comprehensive Billing Guides
- NDC Announcements
- HUB flashcard
- Coverage Announcements
- Commercial Claim Forms

- Virtual and In-Personal Speaker Programs


Introducing Non-Opioid ANJESO
The first and only once-daily IV analgesic

BAUDAX BIO | Confidential. For Internal Use Only.
17

Prepared for an Efficient Launch

Solid Foundation → **Efficient Launch**

Surgical claims data identified ~2,000 accounts that cover 80% of the market

Launching with ~50 Reps enables coverage of 800-1,000 accounts (~50% of market)

Prior field team activity qualified and prioritized ~300 "Fast Start" accounts


Total Accounts:
1450 Hospitals & 550 ASCs
Launch Targets:
800 – 1000 Accounts
"Fast Start" Targets:
~200 Hospitals &
~100 ASCs

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax Bio

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

18

Wholesale Acquisition Cost: ANJESO and Other Non-Opioids


Anjeso™
(meloxicam) injection
$94.00
$9.84
$47.37
$69.40
$94.74
$142.11
$173.84
$$334.18
IV Ketorolac (per day)
Ofirmev (per dose)
Caldolor (4X dose)
Ofirmev (2X dose)
Ofirmev (3X dose)
Ofirmev (4X dose)
Exparel (per dose)
Note: For illustration only. Not drawn to scale

Strong Economic Evidence Available at Launch	
	▪ **Economic Analysis** of two Phase 3b studies completed with positive data available at launch ▪ **Budget Impact & Cost Effectiveness Models** to address ANJESO cost effectiveness vs. other IV analgesics ▪ **Retrospective Analyses** of claims database that models real-world AE rates and costs

Source: Wholesale Acquisition Cost Prices from Red Book accessed January 2020, which may not represent a customer's cost. Price per day equals dosing schedule times price per dose.
Dosing schedule according to product prescribing information for 24-hour coverage. Generic ketorolac has multiple manufacturers, price reflects the lowest manufacturer WAC.

Baudax Bio
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com
19

AWP=average wholesale price; DRG=diagnosis related group. Surgical Setting Coding and Reimbursement at Launch Medicare Use C9399 Reimbursed at 80% of 95% of AWP Medicare Use J3490 Reimbursement bundled into DRG payment Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 Bundled and part of a case rate Medicare Use C9399 Reimbursed at 80% of 95% of AWP Miscellaneous reimbursement codes available day 1 of launch Ambulatory Surgery Centers Hospital Outpatient Hospital Inpatient

Source: Centers for Medicare & Medicaid Services (CMS) updated its Healthcare Common Procedural Coding System (HCPCS) Level II coding procedures in November 2019 to enable shorter and more frequent HCPCS code application cycles. More information can be found at https://www.cms.gov/Medicare/Coding/MedHCPCSGenInfo 2020 Unique C-Code Effective & J-Code Application Under Review July 2020 CMS posts final decision March 1, 2020 Apply for unique C-code after FDA approval Unique Code, C9059 (Injection, Meloxicam 1mg) Effective July 1, 2020 C-Code Application Timeline - Quarterly J-Code Application Timeline - Quarterly Miscellaneous J-code (J3490) can be used until unique J-code assigned Granted, 3 years of pass-through coverage until June 30, 2023 July 2020 March 2020 April 2020 Oct 2020 April 6, 2020 Apply for unique J-code after FDA approval October 2020 J-code effective if granted and replaces unique C-code: Pass-through continues until June 30, 2023 Pass-through continues until June 30, 2023 July 2020 April 2020

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia ANJESO® (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Up to 24-hour pain relief Demonstrated Safety & Tolerability COX-2 Preferential IV NSAID* Once-daily IV push Efficacy in orthopedic & soft tissue procedures Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols Ready-to-use, no reconstitution or refrigeration

Company Highlights ANJESO® (meloxicam) injection* Approved February 20, 2020 for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics Significant Potential Commercial Opportunity Commercial launch June 2020 Additional pipeline candidates in clinical stage development for acute care settings Baudax Cash position – $38.3 million as of March 31, 2020 $50 million credit facility secured in May 2020; $10 million drawn Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million in gross proceeds before or by April 2021, assuming full exercise Experienced management team with significant commercial, development, and regulatory experience Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com * Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required.

Appendix

Acute Care Clinical Stage Pipeline Investigational Product PC I II III MARKETED Rights Meloxicam WW IV formulation - Acute, post-operative pain Approved U.S. February 2020/ Pediatric Studies Planned IM formulation - Acute pain Neuromuscular Blockade Agents (NMBA) (Anesthesia) WW IV Intermediate-action (BX1000) IV Ultra-short action (BX2000) NMBA Reversal (Anesthesia) WW RP3000 Dexmedetomidine (“Dex”) WW, exc. Europe, Turkey, CIS Dex-IN (intranasal) Peri-procedural pain Dex-IN (intranasal) Cancer breakthrough pain

Neuromuscular Blockers & Reversal Agent Overview 400 million people receive neuromuscular blocking agents annually [IMS, MIDAS 2010] Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients Either in the operating room or ASC to optimize surgical conditions; Additional use in ICU to facilitate mechanical ventilation Numbers increasing with laparoscopic abdominal procedures Two novel neuromuscular blocking agents & novel reversal agent in development Neuromuscular blocking agents BX1000: Intermediate acting agent duration of action (~45 mins) Rapid onset <90 secs - completed one Phase 1 clinical trial utilizing inhaled gas anesthesia Phase 1 dose escalation trial with total IV anesthesia underway BX2000: Ultra-short acting agent duration of action (10-20 mins*) Rapid onset ~60 sec* - In pre-clinical development; planned IND/CTA submission Q42020 Novel reversal agent Specific for BX1000 and BX2000; provides complete reversal of neuromuscular blockade from any depth of block within 2-5 mins* In pre-clinical development NMB = Neuromuscular blocking agents * Based on extrapolations from pre-clinical pharmacology data in animals

Financing Activities $25M in Proceeds through Structured Equity Raise (March 2020) Warrants: Series A Five-year Warrants to purchase 7,692,308 at $4.59/share Series B 13 month Warrants to purchase 7,692,308 at $3.25/share Short dated Cash Exercisable Series B Warrants expected to provide additional $25 million by April 2021, assuming full exercise $50 Million Credit Facility (May 2020) Five-year term loan, interest-only for 24 months at fixed rate of 13.5%; Issuance of 527,100 warrants at $4.59/share 5 Tranches: Tranche 1 - $10M upon closing Tranche 2 - $5M upon achieving $5M Trailing 3 Month Net Revenue (by 15 months from closing *) Tranche 3 - $5M upon achieving $10M Trailing 3 Month Net Revenue (by 18 months from closing *) Tranche 4 - $10M upon achieving $20M Trailing 3 Month Net Revenue (by 27 months from closing*) Tranche 5 - $20M upon achieving $100M Trailing 12 Month Net Revenue (by 33 month from closing) * Provision in the agreement where if do not achieve a Tranche’s Net Revenue target by the noted time period, can still pull down on the Tranche if achieve the subsequent Tranche’s Net Revenue target by the noted time period Potential for Incremental amounts of up to an additional $50 million, at Marathon’s discretion, to help support complementary and accretive acquisitions Financial flexibility to aid our transformation into a commercial-stage enterprise and leaves us well positioned to execute on the launch of ANJESO and to grow our acute care franchise IV Meloxicam is an investigational drug that has not been evaluated as safe or effective by FDA.

Important Safety Information

Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk Non-steroidal anti-inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events.

Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. In the setting of coronary artery bypass graft (CABG) surgery. Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure.

Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding.

Important Safety Information (cont) DRUG INTERACTIONS Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia. USE IN SPECIFIC POPULATIONS Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation. Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving. Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com.

July 20, 2020